UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2007

GEOVIC MINING CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-52646	20-5919886
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

743 Horizon Court, Suite 300A, Grand Junction, Colorado		81506
(Address of principal executive offices)		(Zip Code)

(970) 256-9681 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01. Other Events.

     On December 4, 2007, the Registrant announced that it received a Feasibility Study from a consultant estimating the pre-production capital expenses and potential results of operations for its majority-owned Nkamouna project in Cameroon. The Nkamouna project includes a shallow open pit mine, ore concentration facilities and a 2000-metric tonne per day process plant. A copy of the press release is included as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits.

(c)	The following exhibits are furnished herewith: 99.1 Press release, dated December 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOVIC MINING CORP.
Registrant

December 5, 2007	By: /s/ John E. Sherborne
John E. Sherborne
Chief Executive Officer

EXHIBIT INDEX

Exhibit No. Description

99.1                   Press release dated December 4, 2007